UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2009

Kitcher Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-141328	20-8107485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15th Floor, 654 Madison Avenue, New York, New York	10021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (917) 796-9926

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On August 4, 2009, our board of directors dismissed Moore & Associates Chartered, our independent registered public account firm. On the same date, August 4, 2009, the accounting firm of Seale and Beers, CPAs was engaged as our new independent registered public account firm. Our board of directors approved the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as our independent auditor. None of the reports of Moore & Associates Chartered on our financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that our audited financial statements contained in our Form 10-K for the fiscal year ended January 31, 2008 contained a going concern qualification in the our audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements.

Subsequent to our dismissal of Moore and Associates, we have since been advised that the PCAOB revoked the registration of Moore on August 27, 2009 because of violations of PCAOB rules and auditing standards in auditing the financial statements, PCAOB rules and quality controls standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and non-cooperation with a Board investigation.

We have requested that Moore and Associates, Chartered Accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. Given that Moore & Associates is no longer in business, we do not anticipate receiving a letter from them.

On August 4, 2009, we engaged Seale and Beers, CPAs as our independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, we have not consulted Seale and Beers, CPAs on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements. Neither was a written report provided by Seale and Beers, CPAs nor oral advice provided that Seale and Beers, CPAs concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITCHER RESOURCES INC.

/s/ Seth Shaw
Seth Shaw
President

Date: September 21, 2009